MEMBERSHIP EQUITY	6 Months Ended	12 Months Ended
	Jul. 02, 2011	Dec. 31, 2010
EQUITY
MEMBERSHIP EQUITY

12. EQUITY

In connection with the DJO merger in November 2007, certain members of DJO management elected to rollover certain options held by them that had not been exercised at or prior to the effective time of the DJO merger. Such rollover options were converted to options to purchase 1,912,577 shares of DJO’s common stock under the 2007 Plan on a tax-deferred basis (Rollover Options). The fair value of these vested Rollover Options was $15.2 million and was recorded as a component of the cost of the DJO merger.

During the three months ended July 2, 2011, we paid cash of $2.0 million to our former chief executive officer, upon his retirement, to cancel 355,155 shares of vested Rollover Options held by him. The amount paid represents the excess of the fair market value of the shares over their exercise price. This amount is included as a reduction to member capital in our unaudited condensed consolidated balance sheet as of July 2, 2011.

14.                              MEMBERSHIP EQUITY

During the year ended December 31, 2010, our indirect parent, DJO, sold 93,128 shares of its common stock, subject to a stockholders agreement (See Note 19), at $16.46 per share, in an offering to certain accredited investors comprised of employees, directors and independent sales agents. Net proceeds from this offering were $1.5 million. These proceeds were contributed by DJO to us, and have been included in member capital in our consolidated balance sheet as of December 31, 2010. The proceeds were used for working capital purposes.